EXHIBIT 32.1

Certification of Chief Executive Officer Regarding Form 10-Q for the Three Months Ended March 31, 2008
Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Redwood Trust, Inc. (the “Company”) on Form 10-Q for the three months ended March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, George E. Bull, III, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods indicated.

Date: May 7, 2008	/s/ GEORGE E. BULL, III
George E. Bull, III Chairman of the Board and Chief Executive Officer